Exhibit 10.5

InSitech

SUBCONTRACT AGREEMENT
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MODIFICATION #1

Subrecipient:	Elmet Technologies

Address:	1560 Lisbon Street, Lewiston, ME 04240

IN CONSIDERATION of the promises, mutual covenants, and agreements contained herein, InSitech, Inc. (“INSITECH”) and Elmet Technologies (“Subrecipient” and collectively with InSitech, the “Parties”) agree as follows:

The purpose of this Modification is to amend the funded amount of the Subcontract Agreement dated December 23, 2022 to $14,706,325, increased $7,981,778 from $6,724,547. The Subrecipient agrees to complete the Year 2 Statement of Work under the terms of the Subrecipient’s proposal incorporated as Exhibit A. The services for this modification to be performed by the Subrecipient shall commence on November 9, 2023, and shall be completed November 8, 2025. The milestone delivery and corresponding invoicing schedule for the increased funding is incorporated as Exhibit B. Unless modified in writing by mutual agreement of the parties, InSitech, Inc. is not obligated to compensate Elmet Technologies beyond the $7,981,778 for this modification.

IN WITNESS WHEREOF, the Parties hereto have, through duly authorized officials, executed this Agreement effective as of the date indicated below.

INSITECH, Inc.	ELMET TECHNOLOGIES

/s/ Joseph N. Moran	/s/ Peter Anania
SIGNATURE	SIGNATURE

Joseph N. Moran	Peter Anania
NAME	NAME

President	Chief Executive Officer
TITLE	TITLE

November 9, 2023	November 9, 2023
DATE	DATE

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InSitech

EXHIBIT A

[STATEMENT OF WORK & SUBRECIPIENT’S PROPOSAL]

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InSitech

EXHIBIT B

[Schedule detailing the Milestone Payments pursuant to this Modification #1 to the Subcontract Agreement]

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